Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of National Lampoon, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2002 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I James P. Jimirro, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec .906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/S/James P. Jimirro	Dated:	March 14, 2003

James P. Jimirro Chief Executive Officer (Principal Executive Officer)

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